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                                                                    EXHIBIT 10.9


     THIS AGREEMENT is made on May 2, 2000

     BETWEEN :

     1. RUMPUS CORPORATION, a company incorporated and registered in the United States of America having its registered office at 19 W. 24th Street, New York, New York 10010, U.S.A., Facsimile Number:
          212-463-8267 (the "Principal") and

     2. SUPPLY CHAIN SERVICES LIMITED, a company incorporated and registered in the Hong Kong Special Administrative Region having its registered office at 31 New Henry House, 10 ice House Street, Central, Hong Kong, Facsimile Number : 2368-6923 (the "Agent").

     WHEREAS the Principal wishes to appoint the Agent as its sole and exclusive agent to undertake supply chain services as provided in this Agreement including but not limited to outsourcing and purchase of goods and to provide such services incidental and ancillary thereto as may be necessary upon the terms and subject to the conditions hereinafter appearing.

     NOW IT IS AGREED as follows:

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1.   INTERPRETATION

     1.1  In this Agreement unless the context otherwise requires:

          "Agreement"            means this agreement as the same may from time
                                 to time be amended, modified or varied in
                                 accordance with Clause 10 and includes any
                                 document which amends, waives, is supplemental
                                 to, novates or is entered into, made or given
                                 pursuant to or in accordance with any of the
                                 terms hereof;

          "Business Day"         means a day (other than a Saturday)on which
                                 banks are open for business in both the Hong
                                 Kong Special Administrative Region;

          "Commencement Date"    means May 1, 2000;

          "Goods" means any such goods which the Agent will outsource and purchase on behalf of the Principal;

          "Invoice Value"        means the sums invoiced by the sellers or
                                 suppliers of the Goods to the Principal (or the
                                 Agent as agent for the Principal) in respect of
                                 any of the Goods purchased by the Agent on
                                 behalf of the Principal, less any value added
                                 tax (or government taxes, duties or levies) and
                                 any amounts for transport or insurance and all
                                 out-of-pocket expenses included in the invoice;

          "Term" means the fixed period of one (1)year beginning on the Commencement Date and expiring on May
                                 31, 2001 unless earlier terminated as provided by this Agreement;

          "Territories"          means the countries listed in Schedule 2;

          "US$" means the lawful currency for the time being of the United States of America;

          "Year of this          means the period of twelve (12) months from the
           Agreement"            Commencement Date and each subsequent
                                 consecutive period of twelve (12) months during
                                 the continuance in force of this Agreement.

     1.2  In this Agreement unless the context otherwise requires:

          (a) references to Clause(s) and SCHEDULE(s) are references to clause(s) of and schedule(s) to this Agreement;

          (b) the words "herein", "hereof" and words of similar import shall be construed as references to this Agreement as a whole and not to the particular provision in which the relevant reference appears;

          (c) references to (or to any specific provision of) this Agreement or any other document shall be construed as references to this Agreement, that provision or that document as amended, modified or supplemented from time to time;

          (d) words herein importing the singular shall include the plural and vice versa and words importing any gender shall include all genders and words importing person shall include any individual, company, corporation, firm, partnership, joint venture, association or trust (in each case, whether or not having a separate legal personality).

     1.3 References in this Agreement to any ordinance, enactment, rule, law, directive

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          or regulation include such ordinance, enactment, rule, law, directive or regulation as modified, consolidated, extended or re-enacted and include subsidiary legislation made thereunder.

     1.4 In this Agreement clause headings and the index are inserted for reference only and shall not affect construction or interpretation of this Agreement.


2.   APPOINTMENT

     2.1 The Principal hereby appoints the Agent as its sole and exclusive agent to undertake outsourcing and purchase of Goods in the Territories on behalf of the Principal and to provide such services incidental and ancillary thereto as may be necessary and also similar services in relation to the Goods for the Term in accordance with the provisions of this Agreement.

     2.2 The Agent is hereby authorized to ship the Goods to such destinations as it may be notified by the Principal from time to time and to arrange suitable insurance cover for the Goods in transit.


3.   PRINCIPAL'S OBLIGATIONS

     The Principal agrees with the Agent during the continuance in force of this
Agreement:

     (a) to reimburse the Agent for all out-of-pocket expenses including but not limited to logistics fees, charges for laboratory testing and customs clearance, insurance premium, courier charges and the like expenses reasonably and properly incurred by the Agent in or about the performance of its duties hereunder Provided that the Agent shall provide satisfactory evidence of the expenditure in respect of which the Agent claims reimbursement and all expenses in excess of US$1,000 to be approved in writing by the Principal;

     (b) to make prompt payment for all Goods purchased by the Agent on behalf of the Principal by irrevocable transferable letter of credit available by the Agent's draft drawn at sight opened by the Principal in favour of the Agent and confirmed by a first class banking institution of international repute acceptable to the Agent or by alternative payment terms as mutually agreed between the Agent, the Principal and the seller of the Goods;

     (c) to comply with any legislation or regulations governing the importation of the Goods purchased by the Agent on behalf of the Principal into the country of destination and to pay any and all duties thereon.


4.   AGENT'S OBLIGATIONS

     The Agent agrees with the Principal throughout the Term :

     (a) promptly to execute orders for the purchase of the Goods communicated to the Agent from time to time by the Principal and to effect all purchases at such price as may be agreed or approved in advance by the Principal;

     (b) in placing such orders to have regard to any export o r currency restrictions of the Territories within which the purchases are to be made and to obtain or provide for the obtaining of any necessary licences or permissions so as to prevent any frustration of or delay in delivery of the Goods;

     (c) to act as general consultants to the Principal on all matters concerning the Agent's service activities in the Territories and to keep the Principal informed of :

          (i)   the sources of supply of the Goods;

          (ii) the general level of market prices of the Goods ruling from time to time in the Territories;

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          (iii) the general conditions appearing likely to affect the future price or conditions of the Goods or to interfere with the prompt supply of them to the Principal;

     (d)  in making purchases:

          (i) to inform the seller of the purposes for which the Goods are intended to be used and of the fact that the Agent is acting as agent for and on behalf of the Principal;

          (ii) to obtain such warranties as to the nature quality and suitability of the Goods purchased as the Principal may require;

     (e) to keep separate proper and accurate accounts and records of the purchases of the Goods made on behalf of the Principal including full details of the persons from whom they are purchased the quantity the total price paid and whenever possible the price per unit quantity and also the expenses incurred by the Agent in making those purchases and arranging delivery as required by the Principal and of mail courier and telecommunications charges incurred in relation to such purchases and to permit the Principal by its duly appointed agents to inspect those accounts and records at such times as it may require;

     (f) to arrange for payment of the Goods purchased on behalf of the Principal by such means and in such currency as the Agent may be notified by the Principal from time to time;

     (g) from time to time to keep the Principal fully informed of the Agent's service activities in the Territories in respect of the Goods and to provide the Principal with periodical reports of such activities;

     (h) to inform the sellers of the Goods promptly of all complaint or after-sales enquiry concerning the Goods received by the Principal and any matters likely to be relevant in relation to the manufacture, sale, use or development of the Goods.


5.   REMUNERATION

     5.1 In consideration of the service undertaken by the Agent hereunder the Principal shall subject as provided in Clause 5.2 pay to the Agent during the continuance in force of this Agreement:

           a commission equal to 6% of the Invoice Value in any Year of this Agreement. A monthly retainer of US$3,000 should be paid to the Agent, such retainer shall be deducted if the commission payable is higher than the retainer at the end of each quarter. The retainer shall not be deducted if the commission is lower than the retainer.

     5.2 The Agent shall within seven (7) days after each shipment/delivery of the Goods purchased by the Agent on behalf of the Principal send to the Principal a statement showing the Invoice Value of each description of such Goods and the commission thereon to which the Agent is entitled pursuant to Clause 5.1 and any taxes, duties or levies and other charges and expenses paid or incurred by the Agent on behalf of the Principal in respect of the export of such Goods from the Territories.

     5.3 Within seven (7) days upon receipt from the Agent of the statement referred to in Claus the Principal shall pay the commission due to the Agent hereunder an reimburse the Agent for such taxes, duties or levies and other charges and expenses paid and incurred by the Agent on behalf of the Principal in respect of the export of the Goods from the Territories, in each case without any deduction. If the Principal is required to make such deduction, it shall do all things in its power which may be reasonably necessary to enable or assist the Agent to claim exemption therefrom under any double tax or similar agreement from time to time in force and shall from time to time give to the Agent proper evidence as to the deduction and payment over of the tax or sums withheld.

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6.   TERMINATION

     6.1 Subject to Clause 6.2, this Agreement shall not be terminated during the Term and shall continue thereafter in full force and effect unless and until either party shall have given three (3) months written notice of termination to the other party such notice not to be given prior to the expiration of the Term.

     6.2  This Agreement shall be terminated forthwith without prior notice if:

          (a) either party fails duly to perform any of its obligations or to observe any of the terms and conditions imposed on it by this Agreement and such failure is not capable of remedy or, if remediable, has not been remedied within thirty (30) days after notice by the other party requiring its remedy; or

          (b) either party becomes or is declared insolvent or bankrupt, is unable to pay its debts as they fall due, stops, suspends or threatens to stop or suspend payment of all or a material part of its debts or begins negotiations or takes any proceeding or other step with a view to readjustment, rescheduling or deferral of its indebtedness (or any part of its indebtedness which it will or might otherwise be unable to pay when due) or proposes or makes a general assignment or any arrangement or composition with or for the benefit of its creditors or a moratorium is agreed or declared in respect of or affecting all or any material part of its indebtedness; or

          (c) a petition is presented or a proceeding is commenced, a resolution is passed, an order is made or any action is taken by any person for the dissolution, liquidation, winding-up or bankruptcy of either party, except for the purpose of and followed by a reconstruction, amalgamation or reorganization on terms previously approved by the other party or for the appointment of a liquidator, receiver, administrator, trustee or similar officer of all or a material part of its business or assets or if any event analogous thereto occurs or if either party otherwise becomes insolvent, liquidated, wound-up or bankrupt under applicable law; or

          (d) either party ceases to exist or ceases or threatens to cease to carry on its business or any part thereof; or

          (e) it is or will become unlawful for either party to perform or comply with any one or more of its obligations under this Agreement or any such obligation is not or ceases to be enforceable.

     6.3 The expiration or determination of this Agreement howsoever arising shall not affect such of the provisions hereof as are expressed to operate or have effect thereafter and shall be without prejudice to any right of action already accrued to either party in respect of any breach of this Agreement by the other party.


7.   CONFIDENTIALITY

     The Agent agrees and undertakes with the Principal that it will not at any time hereafter use or divulge or communicate to any person other than to officers and senior employees of the Principal whose province it is to know the same any confidential information concerning the business, accounts, finance or contractual arrangements or other dealings, transactions or affairs of the Principal which may come to its knowledge and it shall use its best endeavours to prevent the publication or disclosure of any confidential information concerning such matters.


8.   NO ASSIGNMENT

     Neither of the parties hereto shall assign or otherwise transfer any of its rights or obligations under this Agreement to any third party without the prior written consent of the other party hereto.

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9.   ENTIRE AGREEMENT

     This Agreement represents the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersedes any other commitments agreements promises or understandings written or verbal that the parties hereto hereinbefore may have had.


10.  AMENDMENT

     No provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought. No breach of or default under any of the provisions of this Agreement may be waived or discharged except by an instrument in writing signed by or on behalf of the party against whom enforcement of such waiver or discharge is sought.


11.  COMMUNICATIONS

     Any notice report request demand consent approval and other communication (collectively the "Communication") required to be given under this Agreement shall be in English and shall be given by facsimile or by sending the same through the post via prepaid envelope (air mail in the case of an overseas address) or by courier addressed to the party concerned at its address set out on the first page of this Agreement or at such other address or place as such party may designate to the other party in writing for the purpose of this clause and any Communication so given shall be deemed to have been served on the second day after the ay on which it was posted in the case of inland mail or despatched in the case of local courier, on the day on which it was despatched in the case of local facsimile, on the next day after the day on which it was despatched (reckoned at the place of despatch) in the case of international facsimile, on the seventh (7th) day after the day on which it was posted in the case of air mail and on the fourth (4th) day after the day on which it was despatched in the case of international courier. In proving service by mail it will be sufficient to prove that the envelope containing the Communication was duly stamped addressed and posted as aforesaid.


12.  PARTIAL INVALIDITY

     The illegality invalidity or unenforceability of any provision of this Agreement under the law of any jurisdiction shall not affect its legality validity or enforceability under the laws of any other jurisdiction nor the legality validity or enforceability of any other provision of this Agreement which are capable of severance and which shall continue unaffected.


13.  NO WAIVER

     Time shall be of the essence of this Agreement but no failure or delay on the part of either party hereto to require performance by the other party of any provision of this Agreement will operate as a waiver thereof. Any waiver by either party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing o r succeeding breach of such provision a waiver of the provision itself or a waiver of any right under this Agreement. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.


14.  COSTS

     Save as otherwise provided in this Agreement, all expenses incurred by or on behalf of the parties hereto, including all fees of agents, representatives, lawyers and accountants engaged by either of them in connection with the negotiation, preparation or execution of this Agreement, shall be born solely by the party who incurred the liability.

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15.  GOVERNING LAW AND JURISDICTION

     15.1 This Agreement shall be governed by and construed in accordance with the laws of New York. The parties hereto hereby submit to the non-exclusive jurisdiction of the New York State courts.

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SCHEDULE I


                                   TERRITORIES

                           People's Republic of China
                                     Taiwan

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SIGNED by                                         )
ARTHUR MANGRIOTIS, VP PRODUCTION                  )
for and on behalf of the                          )
Principal Rumpus Corporation                      )
in the presence of :                              ) /s/ Arthur Mangriotis
                                                  ) ---------------------------


Witness:     /s/ Jeff Roda
             -------------

Address:     341 W. 24th Street, NYC NY 10001

Occupation:  Producer



SIGNED by                                         )
Pauline Chu, General Manager                      )
for and on behalf of the Agent                    )
Supply Chain Services Limited                     )
in the presence of :                              ) /s/ Pauline Chu
                                                  ) ---------------------------


Witness:     /s/ Tsang Sau Ping
             ------------------

Address:     8/F, Guangdong Textile Centre, 22 Minden Avenue,
             Tsimshatsui, Kowloon

occupation:  Merchandiser

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